SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 24, 2005

                            STEAKHOUSE PARTNERS, INC.


             (Exact Name of Registrant as Specified in its Charter)



             Delaware                000-23739               94-3248672
-----------------------------      ------------        ----------------------
       (State or Other             (Commission            (IRS Employer
Jurisdictional Incorporation)      File Number)        Identification Number)


                        --------------------------------

10200 Willow Creek Road          San Diego, California              92131
 ----------------------         ----------------------          -------------
  Address of Principal             (City and State)              (Zip  Code)
    Executive Office)


       Registrant's telephone number, including area code: (858) 689-2333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Summary

Steakhouse Partners, Inc. has changed accountants. The change was our determination, and part of our plan to appoint a new firm located closer to us in San Diego, California and to reduce costs. The dismissal was in no way due to our dissatisfaction or any dispute with our Former Accountants (as hereinafter defined), which we found to be both experienced and professional in our dealings. Further details below.

(a)      Dismissal of Former Accountants

         (i) We dismissed our former accountants. On January 24, 2005 we orally dismissed our former accountants, the firm of Singer Lewak Greenbaum & Goldstein LLP ("Former Accountants"). On January 26, 2005 we confirmed, in writing, that the client-auditor relationship had ceased.

         (ii) The Former Accountants' report on the financial statements did not contain an adverse opinion or disclaimer of opinion and was not modified as to audit scope or accounting principles for either of the last two fiscal years; however, the Former Accountants report on the consolidated financial statements for either of the last two fiscal years included an explanatory paragraph regarding substantial doubt about our ability to continue as a going concern.

         (iii) The decision was approved by the Audit Committee.

         (iv) During the last two fiscal years and the subsequent interim period prior to the date hereof, there were no disagreements between us and the Former Accountant's on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements(s), if not resolved to the satisfaction of the Former Accountants, would have caused it to made a reference to the subject matter of the disagreement(s) in connection with its report.

         (v) During the last two fiscal years and the subsequent interim period prior to the date hereof, there have been no "reportable events" with respect to the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

         (vi) On February 3, 2005, in accordance with Item 304(a)(3) of Regulation S-K, we sent this amended Report to the Former Accountants, requesting it furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this amended Report (the "Response Letter"). The Former Accountant's Response Letter is attached hereto as Exhibit 16.


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(b)      New Independent Accountants

On January 27, 2004, we engaged the firm of Mayer Hoffman McCann, P.C. ("MHM"), as our independent auditors for the period ending December 28, 2004.

As to our two most recent fiscal years or subsequent interim period, we did not consult MHM regarding the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on our financial statements, nor did MHM provide advice to us, either written or oral, that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue. Further, during our two most recent fiscal years or subsequent interim period, we did not consult MHM on any matter that was the subject of disagreement or a reportable event.

ITEM 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits


         (a)            Not Applicable
         (b)            Not Applicable
         (c)            Exhibits required by Item 601 of Regulation S-K

         Exhibit No.    Description
         -----------    -----------
         16             Letter from Former Accountants
                          Responding to Report




Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            STEAKHOUSE PARTNERS, INC.




                   /s/ A Stone Douglass
                   -------------------------------------
                   Name: A Stone Douglass
                   Title: President, Secretary and Director
                   (Serving as principal executive officer)

                   Dated: February 7, 2005




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                                 EXHIBIT INDEX



Exhibit No.    Description
-----------    -----------
16             Letter from Former Accountants
                 Responding to Report